BLACKROCK FUNDSSM

BlackRock Emerging Markets Dividend Fund

(the “Fund”)

Supplement dated March 28, 2017 to the Summary Prospectus and the Prospectus of the Fund, each dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus and the Prospectus entitled “Investment Manager” or “Fund Overview — Investment Manager,” as applicable, is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Asset Management North Asia Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The section of the Summary Prospectus and the Prospectus entitled “Portfolio Managers” or “Fund Overview — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Dhiren Shah, CFA	2013	Director of BlackRock, Inc.
Alethea Leung, CFA	2017	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Dhiren Shah, CFA, and Alethea Leung, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — BlackRock” is revised as follows:

The second paragraph is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock Asset Management North Asia Limited (“BAMNAL”, and, together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 1988, are affiliates of BlackRock, and each acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $5.148 trillion in investment company and other portfolio assets under management as of December 31, 2016.

The third and fourth paragraphs from last are deleted in their entirety and replaced with the following:

BlackRock has entered into sub-advisory agreements with the Sub-Advisers. Under the sub-advisory agreement, BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of a portion of the Fund’s portfolio.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and BIL is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2016. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BAMNAL will be included in the Fund’s semi-annual shareholder report for the period ending March 31, 2017.

The table in the section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Dhiren Shah, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.
Alethea Leung, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2017; Vice President of BlackRock, Inc. from 2012 to 2017.

The section of the Prospectus entitled “For More Information — Fund and Service Providers — Sub-Adviser” is amended to replace the heading with “Sub-Advisers” and to add the following:

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road Central

Cheung Kong Center

Hong Kong

Shareholders should retain this Supplement for future reference.

ALLPR-EMDIV-0317SUP

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